UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):

December 31, 2012 (December 27, 2012)

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MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 910

Houston, Texas 77056

(Address of principal executive offices, including zip code)

(832) 369-6986

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously reported by Magnum Hunter Resources Corporation (the “Company”) in its Form 8-K filed on October 26, 2012 with the Securities and Exchange Commission, (a) David S. Krueger resigned as Chief Accounting Officer of the Company on October 23, 2012 and (b) Fred J. Smith Jr. was elected as Chief Accounting Officer of the Company on that same date. Consistent with the completion of the transition assistance given by Mr. Krueger with respect to the responsibilities of the Chief Accounting Officer, on December 27, 2012, Mr. Krueger resigned as an employee of the Company and from all of his other officer positions with the Company and its subsidiaries, effective as of December 31, 2012.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

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SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: December 31, 2012	/s/ Gary C. Evans
Gary C. Evans,
Chairman and Chief Executive Officer

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